Indebtedness	9 Months Ended
Sep. 30, 2012
Indebtedness
Indebtedness

Note 6.  Indebtedness

On February 16, 2012, we issued the CWH Note as part of the consideration for the Properties contributed to us by CWH.  Simultaneous with closing of our IPO on March 12, 2012, we repaid the CWH Note in full using net proceeds from our IPO and borrowings under our revolving credit facility.

Simultaneous with the closing of our IPO, we entered into a $500,000 revolving credit facility that is available for general business purposes, including acquisitions.  The revolving credit facility is scheduled to mature on March 11, 2016, and, subject to the payment of an extension fee and meeting certain other conditions, we have an option to extend the stated maturity date by one year.  Borrowings under the revolving credit facility bear interest at LIBOR plus a spread.  We also pay a per annum facility fee on the total amount of lending commitments under the revolving credit facility.  Both the interest rate spread and the facility fee are subject to adjustment based upon changes to our debt leverage or credit ratings.  As of September 30, 2012, the revolving credit facility spread was 130 basis points and our facility fee was 30 basis points.  The weighted average annual interest rate for borrowings under the revolving credit facility was 1.54% for the three months ended September 30, 2012 and for the period from March 12, 2012 to September 30, 2012.  As of September 30, 2012, we had $92,000 of borrowings and $408,000 available for additional borrowings under the revolving credit facility.

On July 12, 2012, we amended the revolving credit facility.  As a result of this amendment, the pledge agreement that we and certain of our subsidiaries had previously entered into was terminated, and the equity of our subsidiaries that had been pledged pursuant to that pledge agreement as collateral for our and our subsidiary guarantors’ obligations under the revolving credit facility was released.

Simultaneous with amending the revolving credit agreement, we entered into a five year $350,000 unsecured term loan with a group of institutional lenders.  The term loan matures on July 11, 2017 and is prepayable by us without penalty at any time.  In addition, the term loan includes a feature under which maximum borrowings may be increased to up to $700,000 in certain circumstances.  The amount outstanding under the term loan bears interest at LIBOR plus a spread that is subject to adjustment based upon changes to our debt leverage or credit ratings.  As of September 30, 2012 the spread on the term loan was 155 basis points.  The weighted average annual interest rate for amounts outstanding under the term loan was 1.79% for the period from July 12, 2012 to September 30, 2012.  We used the net proceeds of the term loan to repay amounts outstanding under the revolving credit facility and deposited excess proceeds into interest bearing cash accounts to fund general business activities, including acquisitions.

Our revolving credit facility and our term loan include various financial and other covenants that generally restrict our ability to incur debts in excess of calculated amounts, restrict our ability to make distributions under certain circumstances and require us to maintain certain financial ratios.  We believe we were in compliance with the terms of our revolving credit facility and term loan covenants at September 30, 2012.

In September 2012, we assumed a mortgage totaling $18,500, which was recorded at a fair value of $19,984, in connection with our acquisition in Carlsbad, CA. This mortgage bears interest at a rate of 5.950%, requires monthly principal and interest payments and matures in 2017.

Also in September 2012, we assumed a mortgage totaling $7,500, which was recorded at a fair value of $7,947, in connection with our acquisition in Chelmsford, MA. This mortgage bears interest at a rate of 5.689%, requires monthly interest only payments and matures in 2016 with the ability to prepay at our option beginning in 2014.